COMMITMENTS AND CONTINGENT LIABILITY	6 Months Ended
Jun. 30, 2013
Commitments and Contingent Liability [Abstract]
Commitments and Contingent Liability
NOTE 6 - COMMITMENTS AND CONTINGENT LIABILITY:

a.
Royalty commitment:

The Company benefits from government grant programs that may be reduced and may be unavailable to it in the future. The Company's participation in these programs restricts its ability to freely transfer manufacturing rights and technology out of Israel.

Since its inception, the Company has relied on grants from the Israeli government and other institutions for the financing of a portion of its product development expenditures. Due to reductions in the Company's research and development personnel as well as reductions from time to time in the budget of Israel's Office of the Chief Scientist of the Ministry of Economy, the amount of grants the Company receives from the Israeli government in the future is expected to be lower than in prior years, if it receives any at all. The Company recognized grants in an amount of $0.2 million during the six month period ended June 30, 2013.

Generally, according to Israeli law, any products developed with grants from the Office of the Chief Scientist, or OCS, are required to be manufactured in Israel, unless the Company obtains prior approval of a governmental committee. As a condition to obtaining this approval, the Company may be required to pay the OCS up to 300% of the grants it receives and to repay these grants at an accelerated rate, depending on the portion of manufacturing performed outside Israel. The Company has obtained an approval from the OCS to manufacture part of its products outside Israel. The Company intends to keep sufficient manufacturing activities in Israel so that it will be subject to a repayment percentage of up to 150% of the grants it received. In addition, the Company is prohibited from transferring to third parties the knowhow developed with these grants without the prior approval of a governmental committee. If such approval is given, the Company may be required to pay the OCS all or significant portion of the proceeds from transferring to third parties the knowhow developed with these grants. The total aggregate contingent liability of the Company in respect of royalties to the Government of Israel at June 30, 2013 was approximately $18 million.

In addition, the OCS has claimed that the Company is required to repay grants related to a research and development project that was cancelled. The Company is disputing some of the claims made by the OCS and are attempting to negotiate a settlement of the claim. While the Company has made a provision in its financial statements to cover the estimated outcome of this claim, the amount the Company ultimately may pay may exceed its estimate. If the Company cancels additional projects, the OCS may demand the repayment of grants it received in the past. The OCS may also dispute the Company's  reports related to its manufacturing activities outside of Israel.

b.	Lease commitment:

The Company also has lease commitments mainly for the rental of its office in Tel Aviv.  The Tel Aviv office is under lease through December 31, 2015.
The Company has an option to terminate all or portion of its lease by six months' advance notice.

In the third quarter of 2012, the Company gave its lessor an advance six-month notice of its attention to vacate a significant portion of the leased area. The area was vacated in the first quarter of 2013.